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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 10, 2000



                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                   0-24737                     76-0470458
   (State or Other         (Commission File Number)         (IRS Employer
   Jurisdiction of                                      Identification Number)
   Incorporation)


                                510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code:  (713) 570-3000


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     This document includes "forward-looking" statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 5. Other Events

     In connection with undertakings published on May 10, 2000 given by France Telecom S.A. ("FT") and accepted by the United Kingdom Secretary of State for Trade and Industry, Crown Castle International Corp. ("CCIC" or the "Company") and FT have agreed on an approach to bring about an orderly disposition by FT and its subsidiaries of FT's investment in Crown Castle UK Holdings Limited ("CCUK") and CCIC. Under this approach, it is contemplated that FT will offer as soon as reasonably practicable, in an underwritten public offering, approximately 24.4 million shares of the Company's common stock (the "offering"). In connection with the closing of the offering, FT has also agreed to transfer the remainder of its interest in CCIC and CCUK to one or more financial institutions who will agree to a one-year lock-up of such shares. For a more detailed description of the transaction, see the Press Release, the Letter of Undertakings and the Disposition Agreement, each of which is attached as an exhibit hereto.

     In connection with the foregoing, Messrs. Bruno Chetaille and Michel Azibert, FT's representatives on CCIC's board of directors, have resigned their positions as directors of CCIC. In addition, FT's representatives on the boards of directors of CCIC's subsidiaries, including CCUK, have resigned such positions.

Item 7. Financial Statements and Exhibits


     (c) Exhibits

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release dated May 11, 2000

     99.2 Letter of Undertakings between France Telecom and the United Kingdom Secretary of State for Trade and Industry, published May 10, 2000

     99.3 Disposition Agreement among Crown Castle International Corp., Crown Castle UK Holdings Limited, France Telecom S.A., Telediffusion de France International S.A., Transmission Future Networks B.V. and the financial institutions that execute counterpart signature pages thereto, dated May 17, 2000



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Crown Castle International Corp.,



                                        By:     /s/ E. Blake Hawk
                                                ----------------------------
                                        Name:   E. Blake Hawk
                                        Title:  Executive Vice President and
                                                General Counsel

Date: May 18, 2000

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                                 EXHIBIT INDEX

Exhibit No.        Description

   99.1            Press Release dated May 11, 2000

   99.2 Letter of Undertakings between France Telecom S.A. and the United Kingdom Secretary of State for Trade and Industry, published May 10, 2000

   99.3 Disposition Agreement among Crown Castle International Corp., Crown Castle UK Holdings Limited, France Telecom, Telediffusion de France International S.A., and Transmission Future Networks B.V. and the financial institutions that execute counterpart signature pages thereto, dated May 17, 2000



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